investor presentation • Fourth Quarter 2024 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix presentation contents 4 overview Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 127 Employees: 2,064 Market Cap (12/31/24): $2.6B Dividend Yield (12/31/24): 3.6% CET1 Ratio: 12.16% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 2.03% 4Q Adj. PTPP ROAA(2) $18.6B in assets $11.8B/$14.3B loans / deposits $5.4B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights • Proven & sustainable business model spanning 160 years • Premier Midwest franchise with top quartile performance • Consistent profitability – 137 consecutive quarters • High quality balance sheet & robust capital position (12.16% CET1) • Prudent risk management & credit culture with strong asset quality • Well managed through past credit cycles • What makes us strategically distinct • Local banking centered in legacy markets with a focus on growing core deposits • Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks” • National strategy that adds diverse fee streams and incremental earning assets while also complementing our Commercial Bank offerings • Experienced and proven management team 6 consistent best-in-class earnings 7 Return on Average Assets1 1 Data as of 3Q24. 2 KRX calculated as the top quartile of the current 50 KRX constituents. Source: S&P Capital IQ Pro 1-Year 3-Year 2Q18-3Q24 (since merger) 80% Percentile Rank KRX Top Quartile2 1.26% 81% Percentile Rank 1.22% 1.37% 1.23% 87% Percentile Rank 1.31% 1.26%

consistent better than market earnings growth 8 Earnings Per Share Growth1 1 Data as of 3Q34. 2 KRX calculated as the median of the current 50 KRX constituents. Source: S&P Capital IQ Pro 1-Year 3-Year 5-Year 10-Year 20-Year 69% Percentile Rank 10% 6% 83% Percentile Rank 85% Percentile Rank 2% 0% 64% Percentile Rank 5% 3% 3% -6% KRX Median2 -18% -17% 49% Percentile Rank

Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. complementary market centric strategies Loans $3.5B / Deposits $2.6B Loans $1.9B / Deposits $5.9B Loans $4.0B / Deposits $5.5B Loans $2.4B / Deposits $0.3B 9

key company brands

Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses

first financial bank	yellow CARDINAL ADVISORY GROUP a first financial company	BANNOCKBURN GLOBAL FOREX	first commercial finance	SUMMIT Funding Group a first financial bank company	AGILE PREMIUM FINANCE A division of First Financial Bank
Full suite of diversified financial products for individuals and businesses	Wealth & asset management services for individuals and businesses	Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises	oak street funding; first franchise capital® Specialty lender to insurance industry, RIAs, CPAs, indirect auto finance companies, and quick-serve restaurant franchisees	Full-service equipment financing company	Specialty lender for commercial customers to finance insurance premiums
$18.6 Billion Assets	**$5.4 Billion** Assets Under Care	**9 Offices** Across the U.S.	**$1.0 Billion** Loans	**$1.1 Billion** Leases/Loans	**$202 Million** Loans
$14.3 Billion Deposits	**$28.8 Million** LTM Revenue	**$56.1 Million** LTM Revenue	**$250+ Million** LTM Originations	**$600+ Million** LTM Originations	**$471 Million** LTM Originations
19.90% Adjusted MRQ ROATCE	**$354 Million** LTM Wealth Advisory Sales	**~3,500** Clients		**4th** Largest Independent U.S. Equipment Finance Platform At Acquisition	High Yielding and High Quality Portfolio
	8,500+ Relationships			High Yielding Portfolio	

first financial bancorp

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EQUAL OPPORTUNITY LENDER · EQUAL HOUSING LENDER · FDIC

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 11 revenue growth strategies

LOB | Go-to-Market

Product & Pricing

- Regional pricing strategy
- Treasury Management product investments
- Investments in Product Management

Talent Expansion

- Up-Market Commercial talent acquisition
- Added new commercial sales talent to Chicago, Cleveland, Evansville, and Grand Rapids
- Added talent in Wealth Mgmt.:
  - Succession planning
  - Investment banking
  - Fixed income

Client Experience

- Improved Cash Management Platform
- Improved Online Banking Product
- Blend – Mortgage Origination
- nCino – Commercial loan origination and online account opening

Distribution

Defined Models

- Community
- Metro
- Headquarters
- National

Capacity Plans

- Increased physical distribution network
- Closed 71 locations in last 5 years[1]
- Aligned sales teams to distribution models

Expanded Capabilities

- Acquired Bannockburn providing foreign exchange services
- Rollout of "in-house" derivatives desk capabilities
- Investment in Wealth Mgmt.:
  - Business succession
  - Fixed income strategies
  - Alternative investments
  - Improved digital platform
- Acquired Summit providing significant improvement to lease product offering
- Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses
- Acquired Agile providing insurance premium financing capabilities

Technology

Enterprise Data Management

- Investment in data warehouse
- Enabling data as a strategic asset
- Connection into CRM platform

Enterprise CRM

- Company-wide implementation of SFDC
- Marketing automation and sales enablement program development
- Sales Management
- Operational Integration

Digital Transformation

- Roadmap Creation
- Increased Resource Allocation
- Enhanced Client Experience

Talent

Staffing Model

- Defined company FTE targets
- Larger salesforce in targeted Lines of Business

Culture

- Excellence
- Client first
- Associate engagement:
  - Top quartile engagement across financial services companies
  - Focus on well-being
- Commitment to the communities we serve

FIRST
first financial bancorp

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[1] Post MainSource merger

EQUAL OPPORTUNITY LENDER · EQUAL HOUSING LENDER · FDIC

About First Financial Bancorp Financial Performance Appendix presentation contents 13

4Q 2024 results 137th Consecutive Quarter of Profitability 14 • EOP assets increased $423.9 million compared to the linked quarter to $18.6 billion • EOP loans increased $208.7 million compared to the linked quarter to $11.8 billion • Average deposits increased $543.1 million compared to the linked quarter to $14.3 billion • EOP investment securities increased $25.5 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $69.9 million; $69.7 million as adjusted1 • Noninterest expense – $147.9 million; $130.9 million as adjusted1 • Efficiency ratio – 66.0%. Adjusted1 efficiency ratio – 58.4% • Effective tax rate of 3.0%. Adjusted1 effective tax rate of 19.2% • Net interest income – $154.4 million • Net interest margin of 3.91% on a GAAP basis; 3.94% on a fully tax equivalent basis1 • Net income – $64.9 million or $0.68 per diluted share. Adjusted1 net income – $67.7 million or $0.71 per diluted share • Return on average assets – 1.41%. Adjusted 1 return on average assets – 1.47% • Return on average shareholders’ equity – 10.57%. Adjusted1 return on average shareholders’ equity – 11.03% • Return on average tangible common equity – 19.08%1. Adjusted1 return on average tangible common equity – 19.90% • Provision expense - $9.4 million • Net charge-offs – $11.7 million. NCOs / Avg. Loans – 0.40% annualized • Classified Assets / Total Assets – 1.21% • NPA / Total Assets – 0.36% • ACL / Total Loans – 1.33% • Total capital ratio – 14.43% • Tier 1 common equity ratio – 12.16% • Tangible common equity ratio – 7.73%. Adjusted1 Tangible common equity ratio – 9.39% • Tangible book value per share – $14.15 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

4Q 2024 highlights • Strong quarterly earnings driven by net interest margin and increase in noninterest income • Adjusted1 earnings per share – $0.71 • Adjusted1 return on assets – 1.47% • Adjusted1 pre-tax, pre-provision return on assets – 2.03% • Adjusted1 return on average tangible common equity – 19.90% • Solid loan growth during the period, exceeded initial expectations • EOP loan balances increased $208.7 million compared to the linked quarter; 7.2% on an annualized basis • Growth driven by C&I, ICRE, leasing and mortgage • Strong average deposit balances increased $543.1 million, or 15.7% on an annualized basis • Broad-based growth across most product types offset declines in brokered CDs and savings • $54.1 million increase in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 21% of average total deposits at December 31, 2024 • Robust net interest margin (FTE) of 3.94% decreased 14 bps from linked quarter • 13 bp decline in cost of deposits • 37 bp decrease in loan yields • Record noninterest income of $69.9 million; $69.7 million as adjusted1 • Record wealth management revenue of $8.0 million; 15.2% increase from linked quarter • Leasing business revenue of $19.4 million; 15.5% increase from linked quarter • Foreign exchange income of $16.8 million; 39.4% increase from linked quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the 15 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

4Q 2024 highlights • Adjusted1 noninterest expense of $130.9 million, a 5.0% increase from third quarter • Adjustments1 include $4.7 million of efficiency-related costs, $14.3 million of tax credit write-downs, $1.0 million of state tax credits and $2.0 million of gains on the sale of previously closed branches • Increase from linked quarter driven by higher incentive compensation tied to fee income and overall company performance • Efficiency ratio of 66.0%; 58.4% as adjusted1 • Workforce efficiency initiative ongoing; 145 positions eliminated to date • Stable credit quality • Total ACL of $173.7 million; provision expense of $9.4 million o Loans and leases - ACL of $156.8 million; 1.33% of total loans o Unfunded Commitments - ACL of $16.9 million • Provision expense driven by net charge-offs, slower prepayments and loan growth • Classified assets increased 7 bps to 1.21% of total assets; increase driven by a $45 million obligation resulting from the termination of a foreign exchange trade • NPA to total assets of 0.36%; flat compared to linked quarter • $11.7 million in net charge-offs, $6.4 million of which was reserved for in prior periods o 4Q24 NCOs - 0.40% of loans on an annualized basis o Full year 2024 NCOs - 0.30%; in line with expectations • Capital ratios in excess of targets • Total capital ratio of 14.43% • Tier 1 common equity of 12.16%; 12 basis point increase from linked quarter • Tangible book value of $14.15; decreased by $0.11 from linked quarter • Tangible common equity decreased 25 bps to 7.73%; 9.39%1 excluding ($289.8) million of AOCI 16 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income[1]

The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.

	4Q 2024			3Q 2024		
	As Reported	Adjusted [1]		As Reported	Adjusted [1]	
Net interest income	$ 154,399	$ 154,399		$ 155,560	$ 155,560	
Provision for credit losses-loans and leases	$ 9,705	$ 9,705		$ 9,930	$ 9,930	
Provision for credit losses-unfunded commitments	$ (273)	$ (273)		$ 694	$ 694	
Noninterest income	$ 69,854	$ 69,854		$ 45,701	$ 45,701	
less: gains (losses) on security transactions	-	143	A	-	(17,468)	A
less: deferred tax adjustment	-	-	A	-	4,353	A
Total noninterest income	$ 69,854	$ 69,711		$ 45,701	$ 58,816	
Noninterest expense	$ 147,907	$ 147,907		$ 125,759	$ 125,759	
less: tax credit investment writedown	-	14,303	A	-	31	A
less: state intangible tax	-	(983)	A	-	-	A
less: efficiency-related costs	-	4,727	A	-	383	A
less: other	-	(1,066)	A	-	664	A
Total noninterest expense	$ 147,907	$ 130,926		$ 125,759	$ 124,681	
Income before income taxes	$ 66,914	$ 83,752		$ 64,878	$ 79,071	
Income tax expense	$ 2,029	$ 2,029		$ 12,427	$ 12,427	
plus: after-tax impact of tax credit investment @ 21%	-	10,522		-	24	
plus: tax effect of adjustments (A) @ 21% statutory rate	-	3,536		-	2,981	
Total income tax expense	$ 2,029	$ 16,087		$ 12,427	$ 15,432	
Net income	$ 64,885	$ 67,665		$ 52,451	$ 63,639	
Net earnings per share - diluted	$ 0.68	$ 0.71		$ 0.55	$ 0.67	
Pre-tax, pre-provision return on average assets	1.66%	2.03%		1.68%	2.00%	

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

first financial bancorp

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EQUAL OPPORTUNITY LENDER · EQUAL HOUSING LENDER · FDIC

profitability 18 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted1 Pre-tax, Pre-Provision Earnings $0.68 $0.55 $0.64 $0.53 $0.60 $0.71 $0.67 $0.65 $0.59 $0.62 4Q243Q242Q241Q244Q23 Diluted EPS Adjusted EPS 1 1.41% 1.17% 1.38% 1.18%1.31% 1.47%1.42%1.40% 1.30%1.37% 4Q243Q242Q241Q244Q23 ROA Adjusted ROA 1 19.08% 16.29% 20.57% 17.35% 21.36% 19.90%19.77% 20.88% 19.11% 22.21% 4Q243Q242Q241Q244Q23 ROATCE Adjusted ROATCE 1 $93.2$89.7$92.4 $79.4$84.6 2.03%2.00% 2.10% 1.85% 1.96% 4Q243Q242Q241Q244Q23 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA net interest income & margin 19 Net Interest Margin (FTE) 4Q24 NIM (FTE) Progression Net Interest Income All dollars shown in millions $149.2$151.0$148.4 $143.9 $147.7 $4.7$3.8 $3.6 $4.0 $5.2 $154.4$155.6 $153.3 $148.7 $153.8 4Q243Q242Q241Q244Q23 Basic NII Loan Fees 3.82% 3.98%4.00%3.99% 4.12% 0.12% 0.10%0.10%0.11% 0.14% 3.94% 4.08%4.10%4.10% 4.26% 4Q243Q242Q241Q244Q23 Basic Margin (FTE) Loan Fees 3Q24 4.08% Asset yields/mix -0.31% Funding costs/mix 0.17% 4Q24 3.94%

noninterest income 20 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 4Q24 Highlights • $0.1 million of adjustments1 for gains on securities • Total fee income 31.1% of net revenue • Foreign exchange income of $16.8 million; increased $4.7 million from the linked quarter • Leasing business income of $19.4 million; increased $2.6 million, or 15.5% from the linked quarter • Record wealth management fees of $8.0 million: increased $1.1 million, or 15.2%, from the linked quarter All dollars shown in millions Service Charges $7.6 11% Wealth Mgmt $8.0 11% Bankcard $3.7 5% Client derivative fees $1.5 2% Foreign exchange $16.8 24% Leasing business $19.4 28% Mortgage banking $4.6 7% Other $8.2 12% Total $69.9 million $69.7 million as adjusted 1 noninterest expense

Noninterest Expense



Occupancy and equipment $8.9 6%
Data processing $9.1 6%
Professional services $6.6 5%
Intangible amortization $2.4 2%
Leasing business expense $12.5 8%
Other $28.0 19%
Salaries and benefits $80.3 54%
$147.9 million Total

$130.9 million as adjusted [1]

Full-time Equivalent Employees



2,129
2,116
2,144
2,084
2,064
4Q23
1Q24
2Q24
3Q24
4Q24

4Q24 Highlights

- Efficiency initiative ongoing; 145 positions eliminated to date which equals $16.1 million of annualized savings
- $17.0 million of adjustments[1] include:
  - $4.7 million efficiency-related costs
  - $14.3 million of tax credit write-downs
  - $2 million of gains on sale of previously closed branches
  - $1.0 million of state tax credits
- Increase from linked quarter driven by higher incentive compensation tied to increase in noninterest income and overall company performance

Efficiency Ratio



59.3%
58.0%
62.7%
60.4%
57.5%
57.0%
62.5%
58.2%
66.0%
58.4%
4Q23
1Q24
2Q24
3Q24
4Q24
Efficiency Ratio
Adjusted Efficiency Ratio 1

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in millions

FIRST
first financial bancorp
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EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

average balance sheet 22 Average LoansAverage Securities All dollars shown in millions 1 Includes loans fees and loan accretion Average Deposits $3,373$3,274$3,132$3,138$3,184 4.28%4.24%4.23% 4.01% 4.20% 4Q243Q242Q241Q244Q23 Investment Securities Investment Securities Yield $11,688$11,534$11,441$11,066$10,751 7.04% 7.41%7.42%7.32%7.29% 4Q243Q242Q241Q244Q23 Loans Loan Yield 1 $14,340 $13,797$13,630 $13,279$13,203 2.36% 2.49% 2.44% 2.30% 2.08% 4Q243Q242Q241Q244Q23 Deposits Cost of Deposits

deposits 23 Deposit Product Mix (Avg) 4Q24 Average Deposit Progression All dollars shown in millions Total growth/(decline): $543.1 million Noninterest- bearing $3,041 21% Interest-bearing demand $1,732 12% Savings $996 7% Money Markets $3,196 22% Retail CDs $1,847 13% Brokered Deposits $1,399 10% Public Funds $2,129 15% Total $14.3 Billion $54.1 $69.6 -$21.0 $128.9 $194.0 -$74.0 $191.5 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 24 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,520$6,330$6,312$6,162$5,921 4Q243Q242Q241Q244Q23 $4,207$3,974$3,824$3,823$3,913 4Q243Q242Q241Q244Q23 $2,129 $1,937$1,978$1,864$1,928 4Q243Q242Q241Q244Q23 Uninsured deposits (per call report instructions) 5,874$ Less: Public funds 1,953 Less: Intercompany deposits 200 Adjusted uninsured deposits 3,721 Borrowing capacity 5,357 Borrowing capacity in excess of adjusted uninsured deposits $ 1,636 Borrowing capacity as a % of adjusted uninsured deposits 144.0% Adjusted uninsured deposits to total deposits 26.0%

deposit concentrations Business Deposits by Sector All dollars shown in millions 25 NAICS Sector 12/31/24 % of Total Deposits Manufacturing $697.6 4.8% Finance and Insurance 595.2 4.1% Real Estate and Rental and Leasing 489.5 3.4% Construction 430.4 3.0% Professional, Scientific, and Technical Services 344.8 2.4% Other Services (except Public Administration) 287.7 2.0% Health Care and Social Assistance 225.6 1.6% Retail Trade 193.9 1.3% Wholesale Trade 146.0 1.0% Accommodation and Food Services 132.8 0.9% Administrative and Support and Waste Management 94.4 0.7% Agriculture, Forestry, Fishing and Hunting 87.2 0.6% Arts, Entertainment, and Recreation 72.1 0.5% Transportation and Warehousing 71.7 0.5% Educational Services 50.7 0.4% Other 353.3 2.4% Grand Total $4,272.7 29.6%

26 Borrowing Capacity • Interest-bearing deposits with other banks of $730 million • Investment securities portfolio: • 97.6% of investment portfolio classified as available-for-sale • $630.2 million of expected cash flow from securities portfolio in next 12 months • $467.5 million of floating rate securities with minimal losses • Portfolio duration of 4.4 years at December 31, 2024 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 1,010,552$ Fed Discount Window availability 975,747 Brokered CDs/Deposit placement services 2,420,397 Fed funds 950,000 Total as of December 31, 2024 5,356,696$

agile acquisition 27 • Acquired February 29th • $93.4 million in loans acquired; $202.5 million as of December 31st • $5.6 million of intangibles created • Agile is a full-service specialty finance company based in Lincolnshire, IL and operates throughout the U.S. • Lends to commercial customers to finance insurance premiums • Loans are secured by the unearned premium of the policies • Two-thirds of volume is derived from direct agency relationships, and one-third is originated through a brokerage model • Portfolio is diversified across insurance carrier, insurance agency, borrower, geography, and insurance coverage type • Founded in 2017 and managed by seasoned industry experts • Led by founder Bob Przespolewski and Charlie Gerstung, who joined FFB • 30 associates Product Details • Originates approximately 50,000 loans annually • Average loan size of $12,700 • Median loan size $1,700 • Average duration 10 months Deep and Diverse Relationships Portfolio Highlights • Gross yields in excess of 10% • Expected annual loss rate of 10-20 bps • Established national network of over 1,700 active independent insurance agencies • Significant cross-sell opportunity 1The fair value measurements of assets acquired and liabilities assumed in the Agile acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. Company Overview Transaction Overview1 Key Statistics

loan portfolio 28 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $208.7 million ICRE $3,756 32% Commercial & Small Business Banking $3,309 28% Oak Street $746 6% Franchise $241 2% Summit $888 8% Agile $202 2% Consumer $1,026 9% Mortgage $1,594 13% Total $11.8 Billion $31.1 $80.3 $5.2 -$8.2 $56.9 -$8.7 $16.9 $35.2 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage

loan concentrations 29 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance NAICS Sector 12/31/24 % of Total Loans Finance and Insurance $1,247.2 10.6% Manufacturing 522.0 4.4% Construction 341.8 2.9% Accommodation and Food Services 298.2 2.5% Health Care and Social Assistance 284.6 2.4% Real Estate and Rental and Leasing 281.3 2.4% Professional, Scientific, and Technical Services 262.9 2.2% Retail Trade 241.3 2.1% Wholesale Trade 191.2 1.6% Administrative and Support and Waste Management 155.6 1.3% Agriculture, Forestry, Fishing and Hunting 153.9 1.3% Other Services (except Public Administration) 145.8 1.2% Transportation and Warehousing 139.2 1.2% Arts, Entertainment, and Recreation 79.9 0.7% Information 66.2 0.6% Public Administration 55.4 0.5% Management of Companies and Enterprises 24.6 0.2% Educational Services 24.4 0.2% Utilities 22.5 0.2% Mining, Quarrying, and Oil and Gas Extraction 11.9 0.1% Other 0.8 0.0% Grand Total $4,550.9 38.7% Property Type 12/31/24 % of Total Loans Residential Multi Family 5+ $1,333.6 11.3% Retail Property 779.7 6.6% Office 410.3 3.5% Industrial 422.2 3.6% Hospital/Nursing Home 283.0 2.4% Hotel 203.4 1.7% Land 111.1 0.9% Residential 1-4 Family 106.7 0.9% Other Real Estate 53.3 0.5% Industrial 39.9 0.3% Self Storage 12.6 0.1% Other 0.1 0.0% Grand Total $3,756.1 31.9%

area of focus - office portfolio (non-owner occupied) 30 1 Performance metrics based on loans greater than $2.5 million and excluding classified assets. All dollars shown in millions Office Property Market • $410.3 million balance represents 3.5% of total loan portfolio; includes $49.4 million of loans less than $2.5 million individual exposure • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse from the sponsor • No exposure to gateway cities • $26.0 million on nonaccrual status; 3 relationships; have been charged down to net realizable value • $26.7 million rated special mention – 3 relationships • $8.8 million migrated to criticized/classified during quarter – 1 relationship • Performance metrics at origination or renewal1 • LTV – 63.6% • Occupancy – 86.2% • Debt coverage – 1.59x Office Property Type $331 81% $44 11% $27 6% $8 2% General Office Medical Mixed Use Other $279 68% $119 29% $12 3% Suburban Urban Non-metro $126.6 $60.2 $36.8 $61.0 $46.0 $79.8 $0 $20 $40 $60 $80 $100 $120 $140 2025 2026 2027 2028 2029 2030+ Office Maturity Schedule

allowance for credit losses 31 4Q24 Highlights All dollars shown in millions • $173.7 million combined ACL; $9.4 million combined provision expense • $156.8 million ACL – loans and leases; increase driven by slower prepayments and loan growth; 1.33% of loan balances • Utilized Moody’s December baseline forecast in quantitative model • $16.9 million ACL – unfunded commitments $141.4 $144.3 $156.2 $158.8 $156.8 $18.4 $16.2 $16.4 $17.1 $16.9 $159.9 $160.4 $172.6 $176.0 $173.7 1.29% 1.29% 1.36% 1.37% 1.33% 4Q23 1Q24 2Q24 3Q24 4Q24 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans ACL / Total Loans asset quality 32 Classified Assets / Total Assets . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets $66.0$65.5$62.7$59.4 $65.9 0.36%0.36%0.35%0.34%0.38% 4Q243Q242Q241Q244Q23 NPAs NPAs / Total Assets $12.6 $10.6 $4.2 $7.3 $11.7 $10.2 $11.2 $16.4 $10.6 $9.4 0.40% 0.25% 0.15% 0.38% 0.46% 4Q23 1Q24 2Q24 3Q24 4Q24 NCOs Provision Expense NCOs / Average Loans Net Charge Offs & Provision Expense1 $224.1 $206.2 $195.3 $162.3 $141.0 1.21% 1.14% 1.07% 0.92% 0.80% 4Q243Q242Q241Q244Q23 Classified Assets Classified Assets / Total Assets

capital 33 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 12/31 Risk Weighted Assets = $14,059,215 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 7.17% 7.23% 7.23% 7.98% 7.73% 9.05% 9.18% 9.13% 9.34% 9.39% 4Q23 1Q24 2Q24 3Q24 4Q24 TCE ratio Adjusted TCE ratio 1 12.16%12.04%11.78%11.67%11.73% 7.00% 4Q243Q242Q241Q244Q23 Tier 1 Common Equity Ratio Basel III minimum 12.48%12.37%12.11%12.00%12.06% 8.50% 4Q243Q242Q241Q244Q23 Tier 1 Capital Ratio Basel III minimum 14.43%14.58%14.47%14.31%14.26% 10.50% 4Q243Q242Q241Q244Q23 Total Capital Ratio Basel III minimum capital strategy 34 Strategy & DeploymentTangible Book Value Per Share • 3.6% annualized dividend yield as of December 31st • 35.3% of 4Q24 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend of $0.24 • No shares repurchased in 4Q24; no plans to repurchase shares in near- term • Slight decrease in TBV per share from linked quarter driven by higher unrealized losses on the investment portfolio • 14.3% increase since 4Q23 1 Excludes impact from AOCI $12.38 $12.50 $12.94 $14.26 $14.15 $15.64 $15.87 $16.32 $16.69 $17.18 4Q23 1Q24 2Q24 3Q24 4Q24 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to increase low single digits on an annualized basis • Seasonal decline in public fund and business deposit balances expected • Investment portfolio expected to remain stable 35 • Total noninterest expense expected to be $128 - 130 million • Stable expense base expected excluding leasing business and fee-based incentive expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be modestly lower • Net charge-offs expected to be lower in 1Q • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $63 - 65 million • Includes $11 - 13 million foreign exchange • Includes $19 - 21 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.85% - 3.90%; assumes no rate cuts by Fed Capital • Expect to maintain dividend at $0.24

About First Financial Bancorp Financial Performance Appendix presentation contents 36 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.4 billion • Deposits $6.3 billion • Deposit Market Share #4 (3.4%) • Banking Centers 45 • Fortune 500 Companies 7 • Indianapolis • Loans $1.1 billion • Deposits $0.8 billion • Deposit Market Share #14 (1.2%) • Banking Centers 8 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.5 billion • Deposits $0.4 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 4 • Expansion Markets Cleveland/Chicago/Evansville • Loans $0.1 billion • Deposits $0.01 billion • Louisville • Loans $0.4 billion • Deposits $0.6 billion • Deposit Market Share #12 (1.2%) • Banking Centers 9 • Fortune 500 Companies 2 • Community Markets • Loans $1.9 billion • Deposits $5.9 billion • Banking Centers 61 • Fortune 500 Companies 1 All numbers as of 12/31/2024 except deposit market share which is as of 6/30/2024. Greater Cincinnati/Dayton loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. 37 • National • Loans $2.4 billion • Deposits $0.3 billion

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 38 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 39 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2024 2024 2024 2024 2023 Net interest income 154,399$ 155,560$ 153,311$ 148,740$ 153,765$ Tax equivalent adjustment 1,274 1,362 1,418 1,535 1,672 Net interest income - tax equivalent 155,673$ 156,922$ 154,729$ 150,275$ 155,437$ Average earning assets 15,714,676$ 15,292,378$ 15,171,819$ 14,757,503$ 14,483,589$ Net interest margin1 3.91% 4.05% 4.06% 4.05% 4.21 % Net interest margin (fully tax equivalent)1 3.94% 4.08% 4.10% 4.10% 4.26 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, Dec. 31, 2024	Sep. 30, 2024	June 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Net income (a)	$ 64,885	$ 52,451	$ 60,805	$ 50,689	$ 56,732
Average total shareholders' equity	2,441,045	2,371,125	2,281,040	2,265,562	2,144,482
Less:					
Goodwill	(1,007,658)	(1,007,654)	(1,007,657)	(1,006,477)	(1,005,870)
Other intangibles	(80,486)	(82,619)	(84,577)	(84,109)	(85,101)
Average tangible equity (b)	1,352,901	1,280,852	1,188,806	1,174,976	1,053,511
Total shareholders' equity	2,438,041	2,450,438	2,326,439	2,287,003	2,267,974
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,005,868)
Other intangibles	(79,291)	(81,547)	(83,528)	(85,603)	(83,949)
Ending tangible equity (c)	1,351,094	1,361,235	1,235,255	1,193,744	1,178,157
Less:					
AOCI	(289,799)	(232,262)	(323,409)	(321,109)	(309,819)
Ending tangible equity less AOCI (d)	1,640,893	1,593,497	1,558,664	1,514,853	1,487,976
Total assets	18,570,261	18,146,332	18,166,180	17,599,238	17,532,900
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,005,868)
Other intangibles	(79,291)	(81,547)	(83,528)	(85,603)	(83,949)
Ending tangible assets (e)	17,483,314	17,057,129	17,074,996	16,505,979	16,443,083
Risk-weighted assets (f)	14,059,215	13,800,728	13,803,249	13,562,455	13,374,177
Total average assets	18,273,419	17,854,191	17,728,251	17,306,221	17,124,955
Less:					
Goodwill	(1,007,658)	(1,007,654)	(1,007,657)	(1,006,477)	(1,005,870)
Other intangibles	(80,486)	(82,619)	(84,577)	(84,109)	(85,101)
Average tangible assets (g)	$ 17,185,275	$ 16,763,918	$ 16,636,017	$ 16,215,635	$ 16,033,984
Ending shares outstanding (h)	95,494,840	95,486,317	95,486,010	95,473,595	95,141,244
Ratios					
Return on average tangible shareholders' equity (a)/(b)	19.08%	16.29%	20.57%	17.35%	21.36%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(e)	7.73%	7.98%	7.23%	7.23%	7.17%
Risk-weighted assets (c)/(f)	9.61%	9.86%	8.95%	8.80%	8.81%
Ending tangible equity excluding AOCI as a percent of:					
Ending tangible assets (d)/(e)	9.39%	9.34%	9.13%	9.18%	9.05%
Average tangible equity as a percent of average tangible assets (b)/(g)	7.87%	7.64%	7.15%	7.25%	6.57%
Tangible book value per share (c)/(h)	$ 14.15	$ 14.26	$ 12.94	$ 12.50	$ 12.38

All dollars shown in thousands

FIRST
first financial bancorp
40
EQUAL OPPORTUNITY LENDER FDIC

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	4Q24		3Q24		2Q24		1Q24	
	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 154,399	$ 154,399	$ 155,560	$ 155,560	$ 153,311	$ 153,311	$ 148,740	$ 148,740
Provision for credit losses-loans and leases (j)	9,705	9,705	9,930	9,930	16,157	16,157	13,419	13,419
Provision for credit losses-unfunded commitments (j)	(273)	(273)	694	694	286	286	(2,259)	(2,259)
Noninterest income	69,854	69,854	45,701	45,701	61,501	61,501	46,512	46,512
less: gains (losses) on security transactions		143		(17,468)		(64)		(5,187)
less: deferred tax adjustment		-		4,353		-		-
Total noninterest income (g)	69,854	69,711	45,701	58,816	61,501	61,565	46,512	51,699
Noninterest expense	147,907	147,907	125,759	125,759	123,574	123,574	122,355	122,355
less: tax credit investment writedown		14,303		31		31		31
less: state intangible tax		(983)		-		-		-
less: FDIC special assessment		-		-		(70)		231
less: efficiency-related costs		4,727		383		368		-
less: Other		(1,066)		664		787		1,056
Total noninterest expense (e)	147,907	130,926	125,759	124,681	123,574	122,458	122,355	121,037
Income before income taxes (i)	66,914	83,752	64,878	79,071	74,795	75,975	61,737	68,242
Income tax expense	2,029	2,029	12,427	12,427	13,990	13,990	11,048	11,048
plus: tax effect of adjustments		10,522		24		10		52
plus: after-tax impact of tax credit investments @ 21%		3,536		2,981		263		1,318
Total income tax expense (h)	2,029	16,087	12,427	15,432	13,990	14,262	11,048	12,418
Net income (a)	$ 64,885	$ 67,665	$ 52,451	$ 63,639	$ 60,805	$ 61,713	$ 50,689	$ 55,824
Average diluted shares (b)	95,488	95,488	95,480	95,480	95,470	95,470	95,184	95,184
Average assets (c)	18,273,419	18,273,419	17,854,191	17,854,191	17,728,251	17,728,251	17,306,221	17,306,221
Average shareholders' equity	2,441,045	2,441,045	2,371,125	2,371,125	2,281,040	2,281,040	2,265,562	2,265,562
Less:								
Goodwill and other intangibles	(1,088,144)	(1,088,144)	(1,090,273)	(1,090,273)	(1,092,234)	(1,092,234)	(1,090,586)	(1,090,586)
Average tangible equity (d)	1,352,901	1,352,901	1,280,852	1,280,852	1,188,806	1,188,806	1,174,976	1,174,976
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.68	$ 0.71	$ 0.55	$ 0.67	$ 0.64	$ 0.65	$ 0.53	$ 0.59
Return on average assets - (a)/(c)	1.41%	1.47%	1.17%	1.42%	1.38%	1.40%	1.18%	1.30%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	1.66%	2.03%	1.68%	2.00%	2.07%	2.10%	1.69%	1.85%
Return on average tangible shareholders' equity - (a)/(d)	19.08%	19.90%	16.29%	19.77%	20.57%	20.88%	17.35%	19.11%
Efficiency ratio - (e)/((f)+(g))	66.0%	58.4%	62.5%	58.2%	57.5%	57.0%	62.7%	60.4%
Effective tax rate - (h)/(i)	3.0%	19.2%	19.2%	19.5%	18.7%	18.8%	17.9%	18.2%

FIRST
first financial bancorp

All dollars shown in thousands

41

EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

42 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202